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                                                                    Exhibit 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "EXPERTS" and "SELECTED FINANCIAL DATA" and to the use of our report dated October 27, 2000 in the Registration Statement (Form S-1) and the related Prospectus of YellowBrix, Inc. (formerly NewsReal, Inc.) dated on or about December 22, 2000.



                                                          /s/ Ernst & Young LLP


McLean, Virginia
December 22, 2000